UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2022

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 Arizona Avenue,	Santa Monica,	California	90401
(Address of principal Executive offices)			(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective March 4, 2022, the Board of Directors (the “Board”) of ZipRecruiter, Inc. (the “Company”) increased the size of the Board from six directors to seven directors and appointed Brie Carere to fill the vacancy resulting from such increase. The Board has determined that Ms. Carere is an “independent director” as defined in the New York Stock Exchange listing standards and applicable Securities and Exchange Commission rules and regulations. Ms. Carere will serve as a Class II director to hold office for a term expiring at the Company’s 2023 annual meeting of stockholders, which is the next stockholder meeting at which Class II directors will be elected and will also serve on the Board’s Nominating and Corporate Governance Committee.

There are no family relationships, as defined in Item 401 or Regulation S-K, between Ms. Carere and any of the Company’s executive officers or directors or persons nominated or chosen to become directors or officers. There is no arrangement or understanding between Ms. Carere and any other persons pursuant to which Ms. Carere was selected as a director. Ms. Carere is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Carere, 44, has served in various roles throughout her 20-plus year tenure at FedEx Corporation. Currently, Ms. Carere serves as Executive Vice President, Chief Marketing and Communications Officer of FedEx Corporation and has done so since January 2019. From October 2016 to December 2018, Ms. Carere served as SVP Global Portfolio Marketing of FedEx Services. From October 2010 to October 2016, Ms. Carere served as Vice President of Marketing, Customer Experience and Corporate Communications at FedEx Express Canada. Ms. Carere holds a B.S. in Commerce from McMaster University of Ontario, Canada. Ms. Carere was selected to serve on the Board because of her experience and expertise as an executive of a multi-national corporation.

Ms. Carere’s compensation will be as provided under the Company’s non-employee director compensation policy (the “Non-Employee Director Compensation Policy”). Ms. Carere will receive a $50,000 annual retainer for her service as a director, which will be pro-rated for the remainder of the calendar year 2022. Additionally, in connection with her election as a non-employee director of the Board and consistent with the Non-Employee Director Compensation Policy, the Board will grant to Ms. Carere, effective March 4, 2022, an initial award of restricted stock units (“RSUs”), with an aggregate value of $155,000 as of the date of grant which will vest annually over three years (the “Initial Award”) and a pro-rated annual award of RSUs with an aggregate value of $155,000 as of the date of grant, which will vest on the date of the Annual Meeting (the “Annual Award”), in each case, with continued vesting subject to Ms. Carere’s continued service as a director on the Board. The Initial Award and the Annual Award will accelerate in full upon the consummation of a Corporate Transaction (as defined in the Company’s 2021 Equity Incentive Plan).

Ms. Carere has also entered into the Company’s standard form of indemnity agreement, which has been filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 30, 2021 (File No. 333-255488) and is incorporated by reference herein.

A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01    Other Events.
On February 28, 2022, the Board authorized the Company to repurchase up to $100 million (exclusive of fees and commissions) of outstanding shares of its Class A common stock, $0.00001 par value per share (the “Class A Common Stock”), and Class B common stock, $0.00001 par value per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), pursuant to a new share repurchase program. Under the share repurchase program, the Company may repurchase shares of Common Stock through open market or privately negotiated transactions, block purchases, or pursuant to one or more Rule 10b5-1 plans.

The share repurchase program has no expiration date and will continue until otherwise suspended, terminated or modified at any time for any reason by the Board. The share repurchase program does not obligate the Company to repurchase shares of Common Stock and the timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions, corporate and regulatory requirements and other investment opportunities. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Securities Exchange Act of 1934, as amended.

On March 2, 2022, the Company issued a press release announcing that the Board authorized the share repurchase program. A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements,” including the Company’s intention to implement a program to purchase up to $100 million of its common stock; the expected timing, volume and nature of such share repurchase program; the duration of the program; and the expected source of funding. Statements containing words such as “could,” “believe,” “expect,” “intend,” “will,” or similar expressions constitute forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the market price of the Company’s common stock prevailing from time to time, the amount of the Company's cash commitments, the nature of other acquisition or investment opportunities presented to the Company from time to time, the Company’s cash flows from operations, the impact of general economic, industry or political conditions in the United States or internationally, including the impacts of the COVID-19 pandemic, and other factors identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which will be filed with the Securities and Exchange Commission. The foregoing list of risks and uncertainties is illustrative, but is not exhaustive. Additional information will also be set forth in the Company’s future Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and other filings that it makes with the Securities and Exchange Commission. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Except as may be required by law, the Company undertakes no obligation, and does not intend, to update these forward-looking statements after the date of this release.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press Release, dated March 2, 2022, announcing Director Nomination.
99.2	Press Release, dated March 2, 2022, announcing Share Repurchase Program.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: March 2, 2022	By:	/s/ Timothy Yarbrough
Timothy Yarbrough
Chief Financial Officer